SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

21.SUBSEQUENT EVENTS

(1)

On March 4, 2015, the Company declared a cash dividend of $0.16 per ADS or $0.08 per ordinary share. The cash dividend will be paid out of additional paid-in capital on or about April 16, 2015 to holders of ordinary shares on record as of the close of business on March 16, 2015. The aggregate amount of cash dividends to be paid is $9,983.

(2)

In February 2015, the Group and Qihoo 360 Technology Co. Ltd., a leading Internet company in China, established a new company with registered capital of less than $5 million for the principal business purpose of pursuing online education opportunities.